UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

PHH MORTGAGE CAPITAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-110192	52-233-8856
(State or Other Jurisdiction of Formation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Leadenhall Road Mount Laurel , New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code, is (856) 917-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about June 29, 2005, the Registrant will cause the issuance and sale of PHHMC Mortgage Pass-Through Certificates, Series 2005-4 (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2005, between the Registrant as seller, PHH Mortgage Corporation as master servicer and Citibank, N.A., as trustee. In connection with the sale of the Certificates, the Registrant has been advised by William J. Mayer Securities, LLC (“Mayer”), that Mayer has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered “collateral term sheets” (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the “Collateral Term Sheets”) with respect to the Certificates following the effective date of Registration Statement No. 333-110192 which Collateral Term Sheets are being filed as exhibits to this report.

The Collateral Term Sheets have been provided by Mayer. The Collateral Term Sheets were prepared by Mayer at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Collateral Term Sheets—Collateral Term Sheets (as defined in Item 5) that have been provided by Mayer to certain prospective purchasers of PHHMC Mortgage Pass-Through Certificates, Series 2005-4 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

PHH MORTGAGE CAPITAL LLC

By:	/s/ Richard Bradfield
Name:	Richard Bradfield
Title:	Senior Vice President

Dated: May 27, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99	Collateral Term Sheets	Filed Manually